Cox Communications, Inc.
Cox @Home, Inc.
At Home Corporation
July 7, 1999




                                   AT&T Corp.
                              295 North Maple Ave.
                             Basking Ridge, NJ 07920


                                  July 7, 1999

Cox Communications, Inc.
Cox @Home, Inc.
1400 Lake Hearn Drive, NE
Atlanta, GA  30319

At Home Corporation
425 Broadway Street
Redwood City, CA  94063

         Re: At Home Corporation Master Distribution Agreement Term Sheet dated May 15, 1997

Ladies and Gentlemen:

         1. Reference is hereby made to the letter agreement dated April 7, 1999 from AT&T Corp. ("AT&T") to Cox Communications, Inc., Cox @ Home, Inc. and At Home Corporation (the "Letter Agreement") and the Agreement and Plan of Reorganization dated as of July 7, 1999 among Cox Teleport Partners, Inc., AT&T, TCI Holdings, Inc.and United Television Corporation (the "Reorganization Agreement").

         2. Effective upon the Closing (as defined in the Reorganization Agreement), the Letter Agreement shall be amended as follows:

                  (a) Paragraphs 3 and 4 of the Letter Agreement shall be amended by deleting each reference therein to the number "277,000" and replacing it with the number "250,000".

                  (b) Clause (a) of the first sentence of paragraph 3 of the Letter Agreement is hereby amended by deleting the reference therein to the number "10" and replacing it with the number "11.5".

         3. As of the date  hereof  and as of the  Closing  (as  defined  in the
Reorganization  Agreement),   each  party  hereto  hereby  makes  the  following
representations, warranties and covenants to each of the other parties hereto:

                  (a) Such party has the legal right and requisite power and authority to make and enter into this letter agreement (this "Amendment") and to perform its obligations hereunder and to comply with the provisions hereof. The execution, delivery and performance of this Amendment by such party has been duly authorized by all necessary action on its party. This Amendment has been duly executed and delivered by such party and constitutes the valid and binding

Cox Communications, Inc.
Cox@Home, Inc.
July 7, 1999
Page 2


obligation of such party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (b) The execution,  delivery and performance of this Amendment by such party, and the compliance by such party with the provisions hereof, do not and will not (with or without notice or lapse of time, or both) conflict with, or result in any violation of, or default under, or give rise to any right of termination, cancellation or acceleration of any obligation or the lessening of a material benefit under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such party or any of its properties or assets (excluding in the case of any Stockholder, the properties or assets of the Company and its Subsidiaries), other than any such conflicts, violations, defaults, or other effects which, individually or in the aggregate, do not and will not prevent, restrict or impede such party's performance of its obligations under and compliance with the provisions of this Amendment. If such party is an entity or association, the execution, delivery and performance of this Amendment by such party does not and will not contravene the charter, bylaws or other organizational documents of such party.

                  (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental or regulatory authority or any other Person (other than any of the foregoing which have been obtained and, at the date in question, are then in effect) is required under existing laws as a condition to the execution, delivery or performance of this Amendment by such party.

                  (d) Each member of such party's Stockholder Group and each Ultimate Parent and any Controlled Affiliate thereof, in each case which owns securities of the Company, is a signatory hereto.

         4. The Letter Agreement, as amended by this Amendment, shall remain in full force and effect in accordance with its terms and all references in the Letter Agreement to "this Agreement" and words of similar import shall be deemed to mean the Letter Agreement as amended by this Amendment. If the Reorganization Agreement is terminated in accordance with its terms, this Amendment shall be terminated and the Letter Agreement, as in effect on the date hereof, shall remain in full force and effect.

         5.       Miscellaneous

                  (a) Nothing in this Amendment, whether express or implied, shall be construed to give any Person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Amendment.

Cox Communications, Inc.
Cox@Home, Inc.
July 7, 1999
Page 3

                  (b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law rules of such State.

                  (c)  This   Amendment   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  (d) If one or more provisions of this Amendment are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Amendment, and the balance of this Amendment shall be enforceable in accordance with its terms.

                  (e) The section headings used in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of any term or provision of this Amendment.

                  (f) Without intending to limit the remedies available to any of the parties hereto, each of the parties hereto acknowledges and agrees that a breach by such party of any provision of Section 2 of this Amendment will cause the other parties hereto irreparable injury for which an adequate remedy at law is not available. Therefore, the parties hereto agree that in the event of any such breach each such party shall be entitled to an injunction, restraining order or other form of equitable relief from any court of competent jurisdiction restraining any other party hereto from committing any breach or threatened breach of, or otherwise specifically to enforce, any such provision of this Amendment, in addition to any other remedies that such parties may have at law or in equity.

                  (h) Capitalized terms used, but not defined, herein shall have the meanings ascribed to such terms in the Letter Agreement.

Cox Communications, Inc.
Cox@Home, Inc.
July 7, 1999
Page 4


         If the foregoing correctly sets forth our understanding, please so indicate by signing below. Upon execution and delivery by all of the undersigned, this Amendment shall become a legal and binding agreement among the parties hereto.

                                            AT&T Corp.



                                            By:
                                            Name:
                                            Title:

                                            Tele-Communications, Inc.



                                            By:
                                            Name:
                                            Title:

Agreed and Accepted as of the date hereof:

Cox Communications, Inc.



By:
Name:
Title:


Cox @Home, Inc.



By:
Name:
Title:

Cox Communications, Inc.
Cox@Home, Inc.
July 7, 1999
Page 5

At Home Corporation


By:
Name:
Title: